UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  05/02/2005

Genaera Corporation
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-19651

DE	13-3445668
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

5110 Campus Drive, Plymouth Meeting, PA 19462
(Address of Principal Executive Offices, Including Zip Code)

610.941.4020
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

On May 2, 2005, Genaera Corporation (the "Company") issued a press release announcing, together with study investigators, positive interim clinical trial results, including pharmacokinetic data and visual acuity outcomes, from a multi-center, open-label, U.S. Phase II clinical trila (MSI-1256F-207). The data were presented at the Association for Research in Vision and Ophthalmology Annual Meeting on May 1, 2005 by retinal specialist and study advisor Charles A. Garcia, MD, Bernice Weingarten Distinguished Professor of Ophthalmology and Visual Science, University of Texas Health Science Center at Houston. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

Exhibit
Number      Description
99.1             Press release of the Company date May 2, 2005 - "Genaera Announces Positive EVIZON(TM) Phase II (MSI-1256F-207) AMD Data at Annual ARVO Meeting."

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Genaera Corporation

Date: May 03, 2005.	By:	/s/ John A. Skolas
John A. Skolas
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release of the Company dated May 2, 2005 - "Genaera Announces Positive EVIZON(TM) Phase II (MSI-1256F-207) AMD Data and Annual ARVO Meeting."